Exhibit 32. 1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of First National Bancshares, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, F. I. duPont, III, Chairman & CEO of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
          (1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 15, 2005	/s/ F. I. duPont, III
F. I. duPont, III, Chairman & CEO